Exhibit 10(a)

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 17 to Registration Statement No. 33-37103 of Merrill Lynch Utilities and Telecommunications Fund, Inc. (the “Fund”) on Form N-1A of our report dated January 9, 2004, appearing in the November 30, 2003 Annual Report of the Fund, which is incorporated by reference in the Statement of Additional Information, which is part of this Registration Statement. We also consent to the reference to us under the caption “Financial Highlights” in the Prospectus, which is also part of this Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey March 22, 2004